UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2007

Constellation Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code             (585) 218-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 27, 2007, the Board of Directors of Constellation Brands, Inc. (the “Company”), determined that effective July 26, 2007, Robert Sands, age 49, will become Chief Executive Officer of the Company. Mr. Sands, who is currently President and Chief Operating Officer of the Company, will retain the office of President. Richard Sands, who currently serves as Chief Executive Officer and Chairman of the Board of the Company, will retain the office of Chairman of the Board. As a result of these changes, the Company will no longer have a Chief Operating Officer, the responsibilities of which will be divided among various members of the senior management team. Richard Sands and Robert Sands are each members of the Company’s Board of Directors and are brothers.

Robert Sands joined the Company in 1986 and has served as President and Chief Operating Officer of the Company since December 2002. Previously, he served as Group President from April 2000 through December 2002, as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 through May 2000, and as Vice President from June 1990 through October 1993.

Robert Sands does not have an employment contract with the Company. As Chief Executive Officer, his annual salary will increase to $1,050,000. His performance criteria and targets under the Company’s 2008 Fiscal Year Award Program for Executive Officers under the Annual Management Incentive Plan remain unchanged.

There were no arrangements or understandings between Robert Sands and any other person pursuant to which he was selected as Chief Executive Officer, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Sands that are required to be disclosed by Item 404(a) of Regulation S-K which have not already been disclosed.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On June 28, 2007, Constellation Brands, Inc. (the “Company”) issued a news release announcing that the Board of Directors of the Company has named Robert Sands Chief Executive Officer of the Company while retaining the office of President. Richard Sands, who currently serves as Chief Executive Officer and Chairman of the Board, will retain the office of Chairman of the Board. These actions will be effective July 26, 2007. A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information in this Current Report on Form 8-K, including the news release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The information in this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of the Company dated June 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2007	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT
Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION
Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS
Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES
Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW
Not Applicable.

(14)	CODE OF ETHICS
Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR
Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL
Not Applicable.

(24)	POWER OF ATTORNEY
Not Applicable.

(99)	ADDITIONAL EXHIBITS
(99.1)	News Release of Constellation Brands, Inc. dated June 28, 2007.

(100)	XBRL-RELATED DOCUMENTS
Not Applicable.